UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2020

EXELA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36788	47-1347291
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

2701 E. Grauwyler Rd.
Irving, TX	75061
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code: (844) 935-2832

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, Par Value $0.0001 per share	XELA	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐	Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02              Results of Operation and Financial Condition.

On August 10, 2020, Exela Technologies, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2020.  A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Current Report on Form 8-K furnished pursuant to Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The Company is making reference to non-GAAP financial information in the press release. A reconciliation of the non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.

Item 3.01              Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As expected, on August 11, 2020 the Company received a delisting determination letter from the Nasdaq Stock Market Listing Qualifications Department due to the Company’s failure to regain compliance with the Nasdaq Capital Market's minimum $1.00 per share bid price requirement for the continued listing of its Common Stock on The Nasdaq Capital Market as set forth in Nasdaq Listing Rule 5550(a)(2) within the time provided by Nasdaq to regain compliance under its rules. As previously announced, pursuant to Nasdaq Listing Rules, as tolled for the current COVID-19 pandemic, the Company had until August 10, 2020 to regain compliance with the minimum bid price requirement. The Company intends to appeal the determination by requesting a hearing before a Hearings Panel within seven days of receipt of the letter. A hearing request will stay the delisting until the hearing process concludes and the Hearing Panel has issued a written decision. The Company is considering a number of alternatives to regain compliance with the continued listing requirement, however, there can be no assurance that the Hearing Panel will grant the Company's request for continued listing.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Exhibit Description

99.1*	Press release, dated August 10, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 11, 2020

EXELA TECHNOLOGIES, INC.

By:	/s/ Shrikant Sortur
	Name:	Shrikant Sortur
	Title:	Chief Financial Officer

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